UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2020

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

211 Main Street, San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 667-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $.01 par value per share	SCHW	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 6.00% Non-Cumulative Preferred Stock, Series C	SCHW PrC	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 5.95% Non-Cumulative Preferred Stock, Series D	SCHW PrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On December 11, 2020, The Charles Schwab Corporation (“CSC”) issued and sold 2,500,000 depositary shares (“Depositary Shares”), each representing a 1/100th ownership interest in a share of 4.000% fixed-rate reset non-cumulative perpetual preferred stock, Series H, $0.01 par value per share, with a liquidation preference of $100,000 per share (equivalent to $1,000 per Depositary Share) (the “Series H Preferred Stock”). The net proceeds of the offering of the 2,500,000 Depositary Shares were approximately $2,470,000,000, after deducting underwriting discounts and commissions and estimated offering expenses. This issuance is referred to as the “Preferred Issuance.”

Also on December 11, 2020, CSC issued $1,250,000,000 aggregate principal amount of 0.900% Senior Notes due 2026 and $750,000,000 aggregate principal amount of 1.650% Senior Notes due 2031 (collectively, the “Notes”). The net proceeds of the offering of the Notes were approximately $1,981,000,000, after deducting underwriting discounts and commissions and estimated offering expenses. This issuance is referred to as the “Debt Issuance.”

Item 3.03	Material Modification to Rights of Security Holders

In connection with the Preferred Issuance, CSC filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware, establishing the voting rights, powers, preferences and privileges, and the relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of the Series H Preferred Stock on December 10, 2020. Holders of the Depositary Shares will be entitled to all proportional rights and preferences of the Series H Preferred Stock (including dividend, voting, redemption and liquidation rights).

Under the terms of the Series H Preferred Stock, the ability of CSC to pay dividends on, make distributions with respect to, or to repurchase, redeem or acquire its common stock, nonvoting common stock or any preferred stock ranking on parity with or junior to the Series H Preferred Stock, is subject to restrictions in the event that CSC does not declare and either pay or set aside a sum sufficient for payment of dividends on the Series H Preferred Stock for the immediately preceding dividend period.

The terms of the Series H Preferred Stock are more fully described in the Certificate of Designations which is included as Exhibit 3.1 to this Current Report on Form 8–K and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Certificate of Designations became effective upon filing with the Secretary of State of the State of Delaware. The terms of the Series H Preferred Stock are more fully described in the Certificate of Designations which is included as Exhibit 3.1 to this Current Report on Form 8–K and is incorporated by reference herein.

Item 8.01	Other Events

Preferred Issuance:

On December 8, 2020, in connection with the Preferred Issuance, CSC entered into an Underwriting Agreement (the “Preferred Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as the representatives of the several underwriters named therein (collectively, the “Preferred Underwriters”), under which CSC agreed to sell to the Preferred Underwriters 2,500,000 shares of Depositary Shares, each representing a 1/100th ownership interest in a share of Series H Preferred Stock.

The Preferred Underwriting Agreement contains customary representations, warranties and agreements of CSC, conditions to closing, indemnification rights and obligations of the parties, and termination provisions. Under the terms of the Preferred Underwriting Agreement, CSC agreed to indemnify the Preferred Underwriters against certain specified types of liabilities, including liabilities under the Securities Act of 1933, as amended, and to contribute to payments the Preferred Underwriters may be required to make in respect of these liabilities.

The offering was made pursuant to the prospectus supplement dated December 8, 2020 and the accompanying prospectus dated December 4, 2020, filed with the Securities and Exchange Commission (the “SEC”) pursuant to CSC’s effective registration statement on Form S-3 (File No. 333-251156) (the “Registration Statement”).

Copies of (a) the Preferred Underwriting Agreement, (b) the Certificate of Designations to which the Form of Certificate Representing the Series H Preferred Stock is attached as Exhibit A, (c) the Deposit Agreement, dated December 11, 2020, between CSC and Equiniti Trust Company, as Depositary, to which the Form of Depositary Share Receipt is attached as Exhibit A and (d) a validity opinion with respect to the Depositary Shares and the Series H Preferred Stock are attached as Exhibits 1.1, 3.1, 4.1 and 5.1, respectively, to this Current Report on Form 8-K and are incorporated by reference into CSC’s Registration Statement.

Debt Issuance:

The Notes in the Debt Issuance were issued under a Senior Indenture, dated as of June 5, 2009 (the “Senior Indenture”), between CSC and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the Fifteenth Supplemental Indenture, dated as of December 11, 2020 (the “Fifteenth Supplemental Indenture”). The offering was made pursuant to the prospectus supplement dated December 8, 2020 and the accompanying prospectus dated December 4, 2020, filed with the SEC pursuant to CSC’s Registration Statement.

On December 8, 2020, in connection with the Debt Issuance, CSC entered into an Underwriting Agreement (the “Debt Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Debt Underwriters”), pursuant to which CSC agreed to issue and sell the Notes to the Debt Underwriters.

The Debt Underwriting Agreement contains customary representations, warranties and agreements of CSC, conditions to closing, indemnification rights and obligations of the parties, and termination provisions. Under the terms of the Debt Underwriting Agreement, CSC agreed to indemnify the Debt Underwriters against certain specified types of liabilities, including liabilities under the Securities Act of 1933, as amended, and to contribute to payments the Debt Underwriters may be required to make in respect of these liabilities.

Copies of (a) the Debt Underwriting Agreement, (b) the Fifteenth Supplemental Indenture, (c) the form of 0.900% Senior Notes due 2026, (d) the form of 1.650% Senior Notes due 2031 and (e) a validity opinion with respect to the Notes are attached as Exhibits 1.2, 4.55, 4.56, 4.57 and 5.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement, dated December 8, 2020, by and among CSC and BofA Securities, Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as the representatives of the several underwriters named therein.

1.2	Underwriting Agreement, dated December 8, 2020, by and among CSC and BofA Securities, Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as the representatives of the several underwriters named therein.

3.1	Certificate of Designations of 4.000% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series H, dated December 10, 2020, of CSC (including the form of 4.000% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series H Certificate of CSC attached as Exhibit A thereto).

4.1	Deposit Agreement, dated December 11, 2020, between CSC and Equiniti Trust Company, as Depositary (including the form of Depositary Share Receipt attached as Exhibit A thereto).

4.55	Fifteenth Supplemental Indenture, dated as of December 11, 2020, by and between CSC and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.56	Form of 0.900% Senior Notes due 2026 (included in Exhibit 4.55).

4.57	Form of 1.650% Senior Notes due 2031 (included in Exhibit 4.55).

5.1	Opinion of Arnold & Porter Kaye Scholer LLP, dated December 11, 2020.

5.2	Opinion of Arnold & Porter Kaye Scholer LLP, dated December 11, 2020.

23.1	Consent of Arnold & Porter Kaye Scholer LLP, dated December 11, 2020 (included in Exhibit 5.1).

23.2	Consent of Arnold & Porter Kaye Scholer LLP, dated December 11, 2020 (included in Exhibit 5.2).

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: December 11, 2020	By:	/s/ Peter Crawford Peter Crawford Executive Vice President and Chief Financial Officer